SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February March 4, 2002

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  318/484-7400

Item 5.     Other Events

          Cleco Corporation is filing as exhibits to this current report on Form 8-K its audited consolidated financial statements together with Management's Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2001, 2000 and 1999 and its Statement Regarding Computation of Ratios for the twelve-month periods ended December 31, 2001, 2000, 1999, 1998 and 1997.

Item 7.     Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description
	12	Statement Regarding Computation of Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends
	23	Consent of PricewaterhouseCoopers LLP.
	99.1	Management's Discussion and Analysis of Financial Condition and Results of Operations
	99.2	Audited Consolidated Financial Statements for the years ended December 31, 2001, 2000 and 1999.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATION

Date: March 4, 2002	By: /s/ R. Russell Davis
Name: R. Russell Davis
Title: Vice President and Controller (Principal Accounting Officer)